Exhibit 10.1

CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
================================================================================

1.    Interpretations
      1.1   Definitions
      1.2   Construction of Terms
      1.3   Business
      1.4   Statutes and Agreements
2.    TCS Services,
      2.1   Service Provider
      2.2   Surcharging
      2.3   Settlement Agent
      2.4   Covenants with respect to the SCD Service
3.    Customer Obligations
      3.1   Customer Covenants
4.    Audit
5.    Term and Termination
      5.1   Initial Term
      5.2   Termination (Non Monetary Default)
      5.3   Termination (Monetary Default)
      5.4   Termination (Insolvency)
      5.5   Effect of Termination
6.    Fees
      6.1   Fee payable by the Customer
      6.2   Billing
7.    Confidentiality
8.    Warranties
9.    Indemnity and Remedies
      9.1   By the Customer or its Agents
      9.2   By TCS
      9.3   Limitation of Liability
      9.4   Indemnification Notice
10.   Exclusivity
11.   Relationship of Parties
12.   Non-Assignability; Binding Effect
13.   Waiver
14.   Titles
15.   General
16.   Governing Law
17.   Notice

CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
================================================================================

AN AGREEMENT made the 20 December, 2001 between

      TCS (CANADA) LIMITED, a Company incorporated under the laws of Ontario, with registered offices located at 700 Dorval Drive, Suite 202, Oakville, Ontario, Canada, L6K 3V3, (hereinafter referred to as "TCS") and

      SECURITY BANCORP INC., a Company incorporated under the laws of ALBERTA, with registered offices at, Building "F", Unit #3, 5508-15`. Street SE, Calgary, Alberta, Canada T2H 2W7 (hereinafter referred to as the "Customer").

      WHEREAS the Interac Shared Cash Dispensing service (the "SCD" Service) enables a cardholder who presents an eligible card and enters a valid PIN at the terminal of another member on-line, real-time access to such a cardholder's eligible account in order to, among other things, obtain Canadian currency, in accordance with the procedures and standards established by the Interac regulations;

      AND WHEREAS the Customer owns, leases, or represents a number of ABMs which comply with TCS's list of Certified ABMs (Schedule "A");

      AND WHEREAS the Customer has requested TCS, and TCS has agreed, to provide such services as are described herein;

      NOW THEREFORE WITNESS that in consideration of the foregoing premises and the mutual covenants and conditions hereinafter set forth and for the good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by TCS and the Customer, TCS and the Customer hereby acknowledge, conform, covenant and agree as follows:

1.    Interpretations

      1.1   Definitions

      The following terms have the following meanings:

      "ABM" means an automated bank or banking machine that, in conjunction with a card, provides a cardholder access to the SCD Service.

      "Agents" means any entity under contract or agreement with the Customer to provide services to the Customer in the operation of a Customer's ABM. This would include, without limitation, cash transporter, cash supplier, ABM vendors, and installation and service providers.

CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
================================================================================

      "Affiliate" means an entity that is affiliated with another entity.

      "Agreement" means this Agreement together with all schedules, exhibits, addenda, attachments and other agreements now and hereafter annexed hereto or incorporated herein by reference as it or they may be amended, supplemented, replaced, re-stated or otherwise modified from time to time.

      "Applicable Laws" means, with respect to any Person, property, transaction, event, or other matter, any law, rule, statute, regulation, order, judgement, decree, treaty or other requirement having the force of law (collectively the "Law") relating or applicable to such Person, property, transaction, event, or other matter. Applicable Law also includes, where appropriate any interpretation of the Law (or any part) by any Person having jurisdiction over it, or charged with its administration or interpretation.

      "Breaching Party" has the meaning attributed to it in Section 5.2.

      "Business Day" means any day on which chartered banks are open to the public for the conduct of business in the province designated by TCS as the address for its registered offices but does not include any Saturday or Sunday or any statutory or civic holiday observes by such institutions in the province of Ontario.

      "Cash Supplier" means the Agent under contract or agreement with the Customer for replenishment services to ABMs owned or operated by the Customer and connected to TCS's Switch.

      "Certified ABM" has the meaning attributed to it in Schedule "A" of this Agreement.

      "Charges" has the meaning ascribed to such term in Section 6.1(i).

      "Commencement date" means the date of execution of this Agreement.

      "Confidential Material" means certain plans, specifications, drawings, sketches, models, samples, data, computer programs, documentation, and other technical and business information, in written, graphic or other tangible form, relating to TCS's or the Customer's general business plans and products.

      "Connection Service Provider" means TCS as gateway service provider to the International Networks and to Interac.

      "Customer Account" means the current bank operating account which the Customer opens at a branch of a chartered Canadian Financial Institution for

CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
================================================================================

      the purposes of settlement by TCS of funds payable to the Customer by reason of the exchange of messages in the SCD Service.

      "Eligible ABM" means a terminal which is an ABM owned or leased by the Customer, or third party Persons under contract or agreement with the Customer and operated by or for the Customer or any of its Affiliates, which the Customer or any of its Affiliates has advised TCS in writing that such Terminal is to be connected to TCS's switch and which meets the requirements and standards described in Schedule "A" attached hereto.

      "Fees" have the meaning ascribed to it in Section 6.1(i).

      "Initial Term" has the meaning attributed to it in Section 5.1.

      "Installation Service Agent" is an agent under contract or agreement with the Customer who, amongst other things, provides warehousing and pre-production initialisation of a Customer's ABM and who provides production site preparation.

      "Interac Association" or "Interac" has the meaning attributed to it in the first recital of this Agreement.

      "International Networks" means the Cirrus, Cirrus International, American Express and PLUS networks.

      "Losses" means any and all claims, actions, demands, losses, damages, costs, expenses, liabilities and settlements, including without limitation and legal fees, costs, expenses, and disbursements and court costs.

      "Parties" mean the Customer and TCS, collectively and "Party" means either one of them, as the context requires.

      "Person" means any individual, corporation, partnership, joint venture, trustee or trust, government or agency thereof, unincorporated association, or any entity and pronouns have a similar extended meaning.

      "Renewal Term" has the meaning attributed to it in Section 5. 1.

      "SCD" and "SCD Service" means

            a) the service designated "Interac Shared Cash Dispensing" by the Interac Association; and

CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
================================================================================

            b) the service designated by the Bank of Montreal as Cirrus, Cirrus International and PLUS.

      "Settlement Agent" means:

a) TCS using the Credit Union Central of Canada, or other such agency under contract to TCS for this purpose, who are contracted to CueData West Ltd. to provide funds and fees settlement for shared cash dispensing transactions as defined by Interac processed through CueData West's Direct Connect Interac node; and

b) TCS using the Bank of Montreal or other such agency under contract to TCS for this purpose, who are contracted to TCS to provide funds and fees settlement for shared cash dispensing transactions as defined by the International Networks as detailed in Schedule "B" attached to this Agreement.

      "Switch" means the hardware and software operated by TCS for the purposes of connecting a network of ABMs to Interac and other networks as may from time to time be added to the Switch by TCS.

      "Taxes" mean any and all present and future taxes of any kind or nature whatsoever including, without limitation, levies, imports, transfer taxes, stamp taxes, documentary taxes, royalties, duties, value-added taxes (including without limitation all taxes, interest, penalties and fines imposed under Part IX of the Excise Tax Act (Canada) and the regulations made thereunder), sales tax, business transfer taxes, excise taxes, property taxes, government fees and other federal, provincial, regional, municipal or local taxes and all fees deductions, withholdings and restrictions or conditions resulting in a charge imposed, levied, collected, withheld, or assessed by any authority of or within any jurisdiction whatsoever having the power to tax, together with penalties, fines, additions to tax and interest thereon.

      "Term" means the Initial Term together with each Renewal Term, if any.

      1.2   Construction of Terms

      In this Agreement, whenever the singular or the plural form is used, the same shall include the plural or the singular as and when rewired by the context in which such form is used. Words denoting one gender include all genders unless contrary intention is to be inferred from or required by the subject matter or context. References in this Agreement to "hereof", "herein", "hereto" and "hereunder" shall be deemed to refer to this Agreement and shall not be limited to the particular article or section in which such word or words appear, unless a contrary intention is to be inferred from or required by the context.

CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
================================================================================

      All references herein to Articles or Sections are to the Article or Sections of this Agreement. Unless otherwise stated herein or the context otherwise requires, all dollar amount referred to herein refer to the law currency of Canada.

      1.3   Business Days

      In the event that any act is required hereunder to be done, any notice is required hereunder to be given, or any period of time is to expire hereunder on any day that is not a Business Day. Such act shall be required to be done or notice shall be required to be given or time shall expire on the next succeeding Business Day.

      1.4   Statutes and Agreements

      Unless otherwise indicated herein, all references in this Agreement to any statute mean such statute as amended, re-enacted or replaced from time to time, and include all regulations promulgated thereunder and all references herein to any agreement mean such agreement as amended, modified, varied, restated, or replaced from time to time with the written agreement of the parties hereto.

2.    TCS Services

      2.1   Service Provider

(a) The Customer hereby appoints TCS and authorizes TCS to act as the gateway service provider to the Customer for the SCD Service and TCS hereby acknowledges, confirms and agrees to such appointment and authorization by the Customer.

(b) TCS agrees to connect the Customer's Certified ABMs to the SCD Service and to perform all connection services for the Customer in the SCD Service and to perform all services that may be necessary or required for TCS to act and/or function as the gateway service provider to the Customer to facilitate the completion of SCD transactions conducted by cardholders at Eligible ABMs, all in accordance with and pursuant and subject to:

            (i)   The terms and conditions of this Agreement; and

            (ii)  The Interac Association regulations; and

            (iii) The International Network regulations and

CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
================================================================================

            (iv) Any of TCS's internal policies which relate to the security or to the quality of service provided by TCS.

      2.2   Surcharging

      TCS will make available, upon the Customer's request, a surcharge fee that will be levied to all Interac network transactions.

      At this time, surcharge fees are not permitted on International Network transactions.

      The surcharge fee amount is set by ABM during the installation of the ABM into the TCS Switch.

      2.3   Settlement Agent

(a) The Customer hereby appoints TCS and authorizes TCS to act as the Settlement Agent for the Customer in the SCD Service, and TCS hereby acknowledges, confirms and agrees to such appointment and authorization by the Customer.

(b) TCS agrees to perform all services that may be necessary or required for TCS to act and/or function as, and to represent the Customer as, the Settlement Agent for the Customer in the SCD Service, all in accordance with and pursuant and subject to:

            (i)   The terms and conditions of this Agreement; and

            (ii)  The Interac Association Regulations; and

            (iii) The International Network regulations; and

            (iv) Any of TCS's internal policies which relate to the security or to the quality of service provided by TCS.

(c) TCS shall collect, for and on behalf of the Customer, all fees, charges and/or other monies payable to the Customer for transactions emanating from ABMs operated by TCS on behalf of the Customer, and/or its Affiliates, and/or the Cash Supplier. TCS shall deposit the same, less its Charges, to the Customer Account by no later than one Business Day following such time as such fees, charges and/or other monies are transferred to TCS by the Settlement Agent using the means agreed to from time to time by Settlement Agent and TCS at their sole discretion.

CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
================================================================================

(d) The Customer acknowledges, confirms and agrees that Schedule "B" annexed hereto sets forth the fees payable to TCS by the Customer for transactions captures by TCS at ABMs operated by TCS on behalf of the Customer.

      2.4   Covenants with respect to the SCD Service

      TCS covenants and agrees that:

      (i) it shall maintain the levels of performance of all elements of all of the Customer's ABMs in accordance with the standards set out in Schedule "E" attached hereto;

      (ii)  it shall comply in all respects with all of:

      (A)   the agreements, terms and conditions set forth in this Agreement;
            and

      (B) the Interac Association regulations; and the International Network regulations; and

      (C) any of TCS's internal policies which relate to the security or to the quality of service provided by TCS.

      (iii) for the fees payable by the Customer and detailed in Schedule "G" attached hereto, it shall provide a central operations monitoring service to capture alerts from the Customer's ABMs and will provide an optional support services in accordance with Schedule "C" attached hereto;

      (iv) for the fees payable by the Customer and detailed in Schedule "D" attached hereto, it shall provide a change distribution service to effect change to the Customer's ABMs enrolled in the optional support service;

      (v) at TCS's sole discretion, it shall provide liaison services with an Installation Service agent, under contract or agreement with the Customer, for first time installation of the Customer's ABMs into TCS's Switch;

      (vi) it shall provide bank accounts set up specifically for the purpose of settling such network fees, charges and/or other monies held in trust by TCS for and on behalf of the Customer and payable to the Customer for transactions emanating from ABMs operated by TCS on behalf of the Customer;

CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
================================================================================

      (vii) as mutually agreed between the Parties, it shall put in place processes, which shall ensure that any change to TCS's records with respect to the Customer Account shall be made only with written notification from the Customer and further that TCS agrees that it shall not direct the monies payable to the Customer to any other account without prior written authorization or direction from the Customer;

      (viii) it shall provide by electronic means defined and mutually agreed to from time to time by TCS and the Customer, such reports as are defined in Schedule "H" attached hereto;

      (ix) it shall notify the Customer within five business days of any change to the network fees received by TCS, as laid out in Schedule "B" attached hereto.

      (x) for a fee schedule detailed in Schedule "J" attached hereto, it shall provide access to a facility which will allow the Customer to retrieve certain information pertaining to their Eligible ABMs in accordance with Schedule "J" attached hereto.

3.    Customer Obligations

      3.1   Customer Covenants

      The Customer covenants and agrees:

      (i)   to comply in all respects with all

            (a) the agreements, terms and conditions set forth in this Agreement; and

            (b)   the Interac Association regulations; and

            (c)   The International Network regulations; and

            (d) any of TCS's internal policies which relate to the security or to the quality of service provided by TCS.

      (ii) to provide an account in good standing at a chartered Canadian Bank for settlement (the "Customer Account");

      (iii) to deliver and / or transmit to TCS all electronic and non-electronic information associated with the Customer's ABMs as may be required

CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
================================================================================

            by TCS in order to function as the Connection Service Provider to, and the Settlement Agent for, the Customer in the SCD Service;

      (iv) the Customer shall [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION];

      (iv) the Customer shall pay all expenses related to the on-site maintenance of its Eligible ABMs operated by TCS on the Customer's behalf and that TCS shall not, at any time or in any way or in any manner whatsoever, be liable for, or be responsible for, maintaining, servicing, or upgrading a Customer's ABM excepting the electronic distribution of ABM operating parameters as detailed in Schedule "D" of this Agreement;

      (v) at TCS's request, the Customer agrees to participate in the resolution of any disputed transactions (as defined by the Interac Association) and further that the Customer agrees to be bound by any decision made by the Bank of Montreal, or other such agency under contract to TCS to provide funds and fee settlement;

      (vi) that TCS shall not, at any time or in any way or in any manner whatsoever, be liable for, or be responsible for financing the purchase, lease or rental of a Customer's ABM;

      (vii) the Customer shall [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

            [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

      (xi) the Customer acknowledges that TCS has all ownership rights to TCS's Switch software and hardware;

      (xii) the Customer will be responsible for all costs and expenses of installing, renting, operating and maintaining the communications facilities required to connect the Customer's ABM at the remote site. Further that all monthly communications costs associated with the said communications facilities shall be the responsibility of the Customer and that TCS shall not, at any time or in any way or in any manner whatsoever, be liable for, or be responsible for such communications facilities. Such communications facilities, as mutually agreed to by

CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
================================================================================

            both Parties, shall be installed in accordance with TCS's requirements for said facilities;

     (xiii) the Customer will be responsible for all costs and expenses of installing an ABM at a remote site;

      (xiv) the Customer will be responsible for all the costs and expenses of replenishing the ABM with cash or other media and that TCS shall not, at any time or in any way or in any manner whatsoever, be liable for, or be responsible for such replenishment services; and

      (xv) the Customer agrees that it will provide staff and such resources as are required to carry out software maintenance at the ABM site and that this resource will be made available on an as required basis subject to a reasonable notification by TCS of the required maintenance and the desired completion date.

      (xvi) the Customer agrees to make funds available in a timely fashion to enable TCS to settle transactions disputed by a cardholder and subsequently found to be processed in error.

4.    Audit

      TCS shall have the right, at any time upon written demand made by TCS to the Customer, to inspect, during normal business hours, those computer facilities and operations of the Customer which are involved in any part of TCS's Switch. Qualified third party consultants, as determined by TCS at its sole discretion, will be employed by TCS for the purpose of any such inspection. The Customer shall have the right, as a condition of such inspection, to require any such consultants to execute such form of confidentiality agreement as the Customer may reasonably require. The cost of any such inspection shall be the sole responsibility of TCS and any such consultant so employed will be required to create reports, which are accessible only to TCS and the Customer.

      The Customer shall be entitled to receive a copy of any report, which is generated by the consultants engaged for the purpose of conducting such audit.

5.    Term and Termination

      5.1   Initial Term

      This Agreement shall be effective and shall continue in foil force and effect for an initial term (the "Initial Term") of three (3) years as of and from the Commencement Date, unless and until terminated pursuant to the terms of this

CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
================================================================================

      Agreement, and shall continue and remain in full force and effect under the same terms and conditions after the Initial Term for successive two
      (2) year periods (each such period being a "Renewal Term") unless and until terminated pursuant to the terms of this Agreement or unless either party gives notice to the other party at least ninety (90) days prior to the expiration of the Initial Term or a subsequent Renewal Term that they wish to terminate this agreement. If such notice is given the effect shall be as described in Section 5.5 of this Agreement.

      5.2   Termination (Non Monetary Default)

      Except as otherwise set forth in and subject to Section 5.3, if either Party believes, as determined in its sole discretion, that there has been a material breach of this Agreement by the other Party (the "Breaching Party"), such Party ("the Claiming Party") must notify the Breaching Party in writing specifying in reasonable detail the nature of the breach within thirty (30) days of learning of said breach.

      In the case of a partial loss of service, the Breaching Party shall have thirty (30) days (or longer if the Parties agree) in which to remedy the breach. If such a breach has not been remedied to the satisfaction of the Claiming Party by the end of the 30-day remedy period (or such longer remedy period if the Parties agree), the Claiming Party shall have the right to issue formal written notice of termination to the Breaching Party, such termination to take place no sooner than, the fifth (5`h) Business Day following the expiration of such 30 day or longer period.

      In the case of a complete loss of service, whereby none of the Customer's ABMs are able to connect to TCS's Switch, TCS shall have three (3) days (or longer if the Parties agree) in which to restore the TCS Switch to a fully operating service and restore access to the Customer's ABMs. If the TCS Switch is not restored to full service by the end of the 3-day remedy period (or such longer period if the Parties agree), the Customer shall have the right to issue formal written notice of termination to TCS, such termination to take place immediately on issuing the written notice.

      5.3   Termination (Monetary Default)

      If either Party should default in the payment of any sum or amount due hereunder and such default is not remedied within one (1) Business Day after written notice thereof is given by the non-defaulting Party to the defaulting Party, such non-defaulting Party may, at its option and without further notice, immediately terminate this Agreement without prejudice to any other remedies which it may have by reason of such default.

CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
================================================================================

      5.4   Termination (Insolvency)

      If either party shall:

      (i) admit in writing its inability to pay its debts generally as they become due or generally fail or cease to pay its debts generally as they mature or become due; or

      (ii) cease or threaten to cease to carry on its business or commit or threaten to commit any act of bankruptcy; or

      (iii) make or agree to make an assignment, disposition or conveyance, whether by sale or otherwise, of all of its assets (or a substantial portion thereof) in bulk; or

      (iv) have or suffer a judgement order, decree, execution, writ, warrant, sequestration, extent or any similar process, made, issued, entered and/or enforceable against, or a distress, execution or analogous process levied or enforceable upon all or any substantial part of its property or assets which is not removed stayed, set aside, denied, vacated, or released within thirty (30) days after the issuance, entry, levy thereof or after any stay is removed, vacated, denied, or set aside; or

      (v) consent to or suffer the appointment of a trustee, trustee in bankruptcy, liquidator, receiver and manager, custodian, curator, sequester or other official with similar powers in respect to all or any substantial part of its property or assets, which appointment is not stayed, removed, set aside, denied, vacated, or released within thirty (30) days after the date thereof or after any stay is removed, vacated, denied or set aside; or

      (vi) have any proceeding instituted or commenced against it to adjudicate it as bankrupt or insolvent, or to petition it into bankruptcy, or to seek liquidation, winding up, reorganization or arrangement, relief from or composition of its debts, under any applicable legislation now or in the future, including without limitation under the Companies' Creditors Arrangement Act (Canada) , Bankruptcy and Insolvency Act (Canada) or the lending-Up Act (Canada) or any other bankruptcy, insolvency, or analogous laws; or

      (vii) take any action in respect to its dissolution, winding-up or liquidation, or institute any proceedings to be adjudicated a bankrupt or insolvent, or consent to, approve or authorize the institution of bankruptcy or

CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
================================================================================

            insolvency proceedings against it, or file any petition or proposal to take advantage of any act of insolvency, or take any action, make any proposal or file or present any petition (or consent to the filing or presentment of any such petition), answer or consent seeking liquidation, winding-up, reorganization, arrangement or relief from or composition of its debts under any applicable legislation now or in the future, including without limitation under the Companies' Creditors Arrangement Act (Canada), Bankruptcy and Insolvency Act (Canada) or the Winding-Up Act (Canada) or any other bankruptcy, insolvency, or analogous laws, or make any assignment in bankruptcy or make any other assignment for the benefit of creditors, or take any corporate action in furtherance of any of the aforesaid purposes;

      then the other Party shall have the right, subject to the Applicable Laws, to terminate this Agreement immediately and / or take any other reasonable actions it considers necessary or desirable, including without limitation, establishing reserves, withholding payments or funds due or available to or on behalf of such other Party.

      5.5   Effect of Termination

      (a) During any period after which notice of termination has been given by either Party and prior to the termination of this Agreement, except as otherwise provided herein, each of TCS and the Customer shall continue to fulfill its respective obligations hereunder, unless otherwise prohibited by law.

      (b) In the event of the expiration or termination of the Agreement, the Customer shall perform any such acts and execute and deliver any such documents reasonably required to give effect to the expiration or the termination of this Agreement in accordance with any written request of TCS.

      (c) In the event of the expiration or termination of the Agreement, TCS shall perform any such acts and execute and deliver any such documents reasonably required to give effect to the expiration or the termination of this Agreement in accordance with any written request of the Customer.

      (d) In the event of the expiration or termination of the Agreement all ABMs operated by TCS on behalf of the Customer and/or its affiliates shall, at TCS's discretion, be suspended from the Switch.

CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
================================================================================

      (e) Notwithstanding the expiration or termination of this Agreement for any reason:

            (i) all monetary and non-monetary obligations of the Parties under this Agreement owing and / or to be performed or discharged to the date of expiration or termination shall survive such expiration or termination;

            (ii) the provisions of Section 3.1(xvi), Section 7 and Section 9 shall survive any expiration or termination of this Agreement with respect to events occurring at or prior to such expiration or termination or matters, which survive expiration, or termination.

6.    Fees

      6.1   Fee payable by the Customer

      (i) In consideration of TCS providing the Customer with SCD Services, the Customer agrees to pay TCS the aggregate amount of fees and charges, calculated on a per SCD transaction basis, set forth in Schedule "B" attached hereto (collectively, the "Fee") [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]; and

      (ii) For each ABM installed, moved to a new location, or significantly upgraded by the Customer and attached to TCS's Switch network as defined in this agreement, a one time charge as set forth in Schedule "F" attached hereto; and

      (iii) For each ABM enrolled in the optional support services by the Customer and attached to TCS's Switch network as defined in this Agreement, a monthly charge as set forth in Schedule "G" attached hereto; and

      (iv) For each change to an ABM enrolled in the optional change management process by the Customer and attached to TCS's Switch network as defined in this Agreement, a per change charge as set forth in Schedule "D" attached hereto.

      (v) The fee charged by Interac for each transaction processed by TCS on behalf of the Customer.

CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
================================================================================

      (vi) A one-time fee, set forth in Schedule I, to enroll the Customer as a valid organization in TCS's switch network.

      6.2   Billing

      (a) The Charges shall be due and payable in arrears, and TCS to obtain payment will deduct the amount of the Charges or any part thereof from, or setoff and apply the amount of the Charges or any part thereof against, any amounts or payments due by TCS to the Customer under any agreement, document or instrument entered into between the Customer and TCS or executed and delivered by TCS to or in favour of the Customer.

      (b) The determination of the Charges by TCS in accordance with Schedule "B" annexed hereto shall, in the absence of manifest error, constitute evidence of the Charges and such determination by TCS shall be binding upon the Customer.

      (c) The fees owing to TCS as a result of TCS performing the optional services as detailed in 6.1 (ii), 6.1(iii), 6.1(iv) shall be due and payable in arrears, and TCS to obtain payment will deduct the amount of the Charges or any part thereof from, or set-off and apply the amount of the Charges or any part thereof against, any amounts or payments due by TCS to the Customer under any agreement, document or instrument entered into between the Customer and TCS or executed and delivered by TCS to or in favour of the Customer; and

      (d) The fees charged by Interac to TCS as a result of TCS processing SCD transactions from the Customer's Eligible ABMs shall be due and payable in arrears, and TCS to obtain payment will deduct the amount of the Charges or any part thereof from, or set-off and apply the amount of the Charges or any part thereof against, any amounts or payments due by TCS to the Customer under any agreement, document or instrument entered into between the Customer and TCS or executed and delivered by TCS to or in favour of the Customer; and

      (e) If the Customer fails to pay any of the Charges or other amounts of any nature payable by it hereunder on the due date therefor, the Customer shall [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

      (f) If, for reasons entirely within its control, TCS fails to pay any of the Charges or other amounts of any nature payable by it hereunder on the

CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
================================================================================

            due date therefor, TCS shall [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

7.    Confidentiality

      (i) Except as otherwise provided in this Agreement, TCS and the Customer shall treat the Confidential Material of the other as confidential; exercise at least the same degree of care and discretion with respect to the Confidential Material of the other as it exercises in protecting its own Confidential Material; not disclose or otherwise make available any of the Confidential Material of the other to third parties; not copy any of the Confidential Material of the other without the prior written consent of the other; and instruct its personnel who may gain access to the Confidential Material of the other to observe these restrictions.

      (ii) TCS agrees that it shall not, at any time disclose the nature of its business relationship with the Customer to third parties or use the Customer's name in any advertising copy or any promotional materials or messages, without the Customer's prior written consent.

      (iii) This Section 7 does not apply to any information that is in the public domain through no breach of confidence by TCS or the Customer and to information that is available to one party from some source other than the party without a breach of confidentiality with the other party or is independently developed by the other Patty.

8.    Warranties

TCS hereby represents and warrants to the Customer as follows:

      (a) TCS has the right and the requisite power and authority, corporate and otherwise, to perform its obligations under this Agreement in accordance with the provisions of this Agreement;

      (b)   TCS is a Member in good standing of the Interac Association;

      (c) At TCS's sole discretion, it has contracted CUE Datawest as its service provider in the Interac SCD Service; and

      (d) At TCS's sole discretion, it has contracted Bank of Montreal and Moneris as its service providers in the International Networks; and

CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
================================================================================

      (e) TCS is in compliance in all material respects with the Interac Association Regulations.

9.    Indemnity and Remedies

      9.1   By the Customer or its Agents

      Subject to Section 9.3, the Customer or its Agents shall indemnify and hold TCS, its officers, directors, employees, agents, and other representatives harmless, from and against any Losses incurred or suffered by such Persons which are, directly or indirectly, or in any way or in any manner whatsoever, the result of, caused by or arise by reason of

      (i) any intentional, wrongful or negligent act or omission of the Customer or of officers, directors, employees, Agents, legal counsel and other representatives in the performance of any of the duties and obligations of the Customer under this Agreement or otherwise;

      (ii) any misrepresentation by, or breach of any warranty of, the Customer or its Agents contained in this Agreement;

      (iii) any default by the Customer or its Agents under, or any breach or contravention by the Customer of, any agreement, covenant, term or provision of this Agreement; and

      (iv) the enforcement of this Agreement or any provision hereof as a result of any of the matters set forth in Sections 9.1(i). 9.1(ii) or 9.1 (iii).

      9.2   By TCS

      Subject to Section 9.3, TCS shall indemnify and hold the Customer, its officers, directors, employees, agents, and other representatives harmless, from and against any Losses incurred or suffered by such Persons which are, directly or indirectly, or in any way or in any manner whatsoever, the result of, caused by or arise by reason of

      (i) any intentional, wrongful or negligent act or omission of TCS or of its officers, directors, employees, agents, legal counsel and other representatives in the performance of any of the duties and obligations of TCS under this Agreement or otherwise;

      (ii) any misrepresentation by, or breach of any warranty of TCS or its agents contained in this Agreement;

CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
================================================================================

      (iii) any default by TCS or its agents under, or any breach or contravention by TCS of, any agreement, covenant, term or provision of this Agreement; and

      (iv) the enforcement of this Agreement or any provision hereof as a result of any of the matters set forth in Sections 9.2(i). 9.2(ii) or 9.2(iii).

      9.3   Limitation of Liability

      In no event shall:

      (i) Either Party be liable to the other, or in any way or in any manner whatsoever, for any indirect, incidental, special, consequential or punitive damages, including but not limited to lost profits, lost business revenue, failure to realize expected savings, or other commercial or economic loss;

      (ii) TCS be liable for any indirect, incidental, special, consequential or punitive damages caused by actions or omissions of the Bank of Montreal, the Interac Association or its members;

      (iii) TCS be liable for any indirect, incidental, special, consequential or punitive damages caused by actions or omissions of CUE Datawest or Credit Union Central of British Columbia;

      (iv) TCS be liable for any indirect, incidental, special, consequential or punitive damages caused by decertification of an ABM, an ABM defect or improper operation of the ABM.

      9.4   Indemnification Notice

      Each Party shall promptly notify the other Party of any claim, demand, suit, action or threat of suit or action of which the Party becomes aware (except with respect to a threat of suit or action either Party might institute against the other Party) which may give rise to a right of indemnification pursuant to this Agreement. The indemnifying Party will be entitled to participate in the settlement or defense thereof and, if the indemnifying Party elects, to take over and control the settlement or defense thereof with counsel satisfactory to the indemnified Party. In any case, the indemnifying Party and the indemnifies Party shall cooperate (at no cost to the indemnified Party) in the settlement or defense of any such claim, demand, suit or proceeding.

10.   Exclusivity

CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
================================================================================

            (a) This Agreement and the rights granted hereunder by the Customer to TCS are nonexclusive. Nothing in this Agreement shall prevent the Customer from engaging or retaining any other Person to provide any of the services, which are identical or similar to any of the TCS Switch services.

            (b) This Agreement and the rights granted hereunder by TCS to the Customer are nonexclusive. Nothing in this Agreement shall prevent TCS from engaging or offering to other Person services or arrangements, which are similar to those, set forth herein.

11.   Relationship of Parties

      Except as expressly provided in the Agreement, nothing contained in this Agreement shall be deemed or construed by the Parties, or any other third party, to create the relationship of partnership, agency, or joint venture or an association for profit between or among TCS and the Customer, it being understood and agreed that neither the method of computing compensation nor any other provision contained herein shall be deemed to create any relationship between the Parties other than the relationship of independent parties contracting for services. Except as expressly provided in the Agreement, neither Party has, nor hold itself out as having, any authority to enter into any contract or create any obligation or liability on behalf of, in the name of, or binding upon the other Party.

12.   Non-Assignability; Binding Effect

            (a) This Agreement and the rights, benefits, interests and obligations hereunder are personal and shall not be transferred or assigned by the Customer, directly or indirectly, either voluntary or by operation of law, without prior written consent of TCS, which consent of TCS may not be unreasonably withheld. No consent of TCS to any such assignment or transfer shall have the effect of releasing the Customer from any of its obligations or liabilities under this Agreement.

            (b) This Agreement and the rights, benefits, interests and obligations hereunder are personal and shall not be transferred or assigned by TCS, directly or indirectly, either voluntary' or by operation of law, without prior written consent of the Customer, which consent of the Customer may not be unreasonably withheld. No consent of the Customer to any such assignment or transfer shall have the effect of releasing TCS from any of its obligations or liabilities under this Agreement.

CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
================================================================================

            (c) This Agreement is entered into solely for the benefit of TCS and the Customer and, except as contemplated by this Section 12, shall not confer any rights upon any Person not a party to this Agreement. This Agreement shall enure to the benefit of and be binding upon the Customer and its successors and permitted assigns, provided that the terms of Section 12 have been met. This Agreement shall enure to the benefit of and be binding upon TCS and its successors and assigns.

13.   Waiver

      Failure to enforce any rights hereunder, irrespective of the length of time for which such failure continues, shall not constitute a waiver of those or any other rights.

14.   Titles

      Titles or captions contained in this Agreement are inserted only for convenient reference, and in no way define, limit or describe the scope or intent of this Agreement or any provisions hereof.

15.   General

      Notwithstanding anything herein, the Customer shall be entitled to assign its rights and obligations under this Agreement to a subsidiary or Affiliate of the Customer provided that such subsidiary or Affiliate shall agree in writing to be bound by the terms and conditions hereof in lieu of the Customer.

      Time is of the essence of this Agreement. Any extension of time granted shall not be deemed to be a waiver of the foregoing provision. This Agreement constitutes the entire Agreement between the parties on its subject matter and supersedes all prior written or oral agreements between the parties; may not be assigned by either party without the prior written consent of the other; shall inure to the benefit of and be binding upon the parties and their respective successors and permitted assigns; and shall be exclusively governed by the laws of the province of Ontario.

16.   Governing Law

      This Agreement shall be construed, and the legal relations between the parties hereto shall be determined, in accordance with the laws of Ontario, Canada in force therein.

CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
================================================================================

17.   Notice

      Save for routine operational matters, which do not materially affect the terms and conditions of this Agreement, all notices, documents or other communications required or permitted by the Agreement to be given to a Party (collectively the "Notice") shall be in writing and sufficiently given if delivered personally or by courier or if sent by prepaid registered or certified mail (return receipt requested) or if transmitted by facsimile which provides a receipt to such Party:.

            (i)   in the case of notice to TCS:
                  TCS (Canada) Limited,
                  Oakville Corporate Centre,
                  Suite 202,
                  700 Dorval Drive,

                  Oakville, Ontario,
                  Canada, L6K 3 V3
                  Attention: Vice President, Payment Solutions
                  Facsimile: 905 849 1396

            (ii)  in the case of notice to the Customer:

                  Attention: Harold F. Shultz
                  Building "F", Unit #3, 5508-1g` Street SE,
                  Calgary, Alberta,
                  Canada T2H 2W7
                  Facsimile: 403-319-0240

      Notices delivered personally or by courier shall be deemed to have been received on the date of delivery. Notices delivered by pre-paid registered or certified mail shall be deemed to have been received on the third Business Day after mailing, Notices delivered by facsimile shall be deemed to have been received on the next Business Day after transmission.

CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
================================================================================

TCS (CANADA) LIMITED                    SECURITY BANCORP. INC.

Date:                                   Date:
      ----------------------------            ----------------------------------

Signed:                                 Signed:
        --------------------------              --------------------------------

Name:          Mike Kelso               Name:
      ----------------------------            ----------------------------------

Title:         Vice President           Title:
       ---------------------------             ---------------------------------

CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
================================================================================

Schedule "A"
Approved ABMs for TCS's Network                           As at December 7, 2001

Certified ABMs

Periodically TCS will publish a revised list of Certified ABMs with their respective level of operating software. Such list will contain the combination of hardware and software which together will be deemed a Certified ABM configuration for use in TCS's network. The Certified ABMs have been tested by TCS as compliant with Interac Association regulations. If TCS becomes aware that a Certified ABM is no longer certified so that such ABM may no longer be used in the Interac environment and/or use of such ABM would contravene TCS's internal policies which relate to the security or to the quality of service provided by TCS, then TCS will promptly notify Customer about such occurrence. In such event TCS and Customer will mutually cooperate on a way for Customer to replace the previously certified ABMs with terminals that are Certified ABMs. TCS and Customer will bear all their own costs thereto.

In no way does certification provide a warranty by TCS that the ABM will operate without defect or problems in production. The Customer is at all times responsible for assuring themselves that the ABM meets their business needs.

Certified Asynchronous Dial Connection

-----------------------------------------------------------------------------------------
      TERMINAL        CERTIFICATE          HARDWARE                SOFTWARE VERSION
     DESCRIPTION        ON DATE
-----------------------------------------------------------------------------------------
Access Cash           2001/04/23    IVI C2000 Protegh 6H      Glory High-Cash
IACT 2000                           Version 01.13             V1.02A       11-18-2000
-----------------------------------------------------------------------------------------
BVC Technologies      2000/05/04                              V1.1 TCS
Micro 2001 ATM
-----------------------------------------------------------------------------------------
Chungho ComNet        2001/05/25                              Main: A01-20010523
Comnet-4000                                                   Appl: UL-COMNET40.03
                                                              Hostcom: A010
                                                              BH: 0102
                                                              DCH: B001
                                                              FH: A3
-----------------------------------------------------------------------------------------
Chungho ComNet        2001/08/24    Modem Model 0766          Main: A01-2001070401
Comnet-4000                                                   Appl: UL-COMNET40.04
                                                              Hostcom: A021
                                                              BH: 0102
                                                              DCH: B002
                                                              FH: A4
                                                              Elec. Journal Ver2.2
-----------------------------------------------------------------------------------------
Cross                 2000/02/09    BIOS v03.00.03            V05.04.00
Mini Bank 1000                      RMS v02.00.00
                                    SPR ROM v01.01.00
                                    CDU ROM (A10)
                                    V04.00.00
-----------------------------------------------------------------------------------------
Cross                 2000/02/09    BIOS v03.00.03            v05.04.00
Mini Bank 1000                      RMS v.02.00.00
                                    SPR ROM v01.01.00
                                    CDU ROM (A10)
                                    v04.00.00
-----------------------------------------------------------------------------------------

CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
================================================================================

-----------------------------------------------------------------------------------------
      TERMINAL        CERTIFICATE          HARDWARE                SOFTWARE VERSION
     DESCRIPTION        ON DATE
-----------------------------------------------------------------------------------------
Cross                 1998/12/16    BIOS v02.01.00            v02.03.0A
Mini Bank 2100/2200                 RMS v02.00.00
-----------------------------------------------------------------------------------------
Cross                 2001/03/21    SPR ROM V01.00.02         BIOS V03.00.00
Nano Cash 2000                      CDU ROM V01.00.02         Appl/V02.00.01
                                                              RMS V02.00.00
-----------------------------------------------------------------------------------------
Diebold               unknown                                 v1.10.00 Bilingual Canadian
CSP 200                                                       Check sum FFCB
-----------------------------------------------------------------------------------------
Diebold               2000/04/19                              v1.20.00 Bilingual Canadian
CSP 200                                                       Check sum FFCB
-----------------------------------------------------------------------------------------
Diebold               200/06/07                               v1.50.00 Bilingual Canadian
CSP 200
-----------------------------------------------------------------------------------------
Greenlink             2001/05/14                              Software Serial#:
M-2000 Merlin                                                 F-11-020-0012
                                                              (DOB: Wed. Apr 25 13:50:48
                                                              2001)

                                                              BIOS: Serial#F15-06-2001
                                                              (DOB: Thur Mar 01  15:10:25
                                                              2001)
-----------------------------------------------------------------------------------------
Greenlink             1999/04/30                              v1.1 TCS
T-1000 Series
-----------------------------------------------------------------------------------------
Lipman                2000/04/17    Veri-Phone                v4.631 Canada / TCS v04.04
Nurit 5000
-----------------------------------------------------------------------------------------
Lipman                2000/09/21    Veri-Phone                TCS v04.07
Nurit 5000
-----------------------------------------------------------------------------------------
NCR                   2001/04/16    Pentium and 486 systems   @tmEase 1.00.04 with French
MCD 2                                                         Extensions
-----------------------------------------------------------------------------------------
Northrup Grumman      1999/09/01    PinPad/Windows 98         v.5.0.0.1
SmartTouch 3000                     O/S
-----------------------------------------------------------------------------------------
Northrup Grumman      unknown                                 v5.0.0.1
SmartTouch 3000
-----------------------------------------------------------------------------------------
Northrup Grumman      2000/08/14    New PinPad MGR            v5.0.3.1
SmartTouch 3000                     part#1K12P105
-----------------------------------------------------------------------------------------
TBS                   2000/03/20    Veri-Phone                v1.2a Canada
WRGS - CASS 2000
-----------------------------------------------------------------------------------------
Tidel                 1999/04/08                              v4.71 Canada
Any Card/Ignition
Services
-----------------------------------------------------------------------------------------
Tidel                 1999/04/08                              v5.01 Canada
Any Card/Ignition
Services
-----------------------------------------------------------------------------------------
Triton                2001/05/11    EPROM:  SD01.01B40        PROGRAM: SA-9900.44
9600                                01/08/98                  12/18/00

                                                              TABLE: ST9919.02
                                                              12/18/00
-----------------------------------------------------------------------------------------
Triton                2001/12/04    EPROM:  SD01.04B40        LOAD File SD010014.30
9600                                01/08/98                  UPDATE File SAT-0100.30

                                                              PROGRAM: SA-9900.44
                                                              TABLE: ST-9919.02
-----------------------------------------------------------------------------------------
Triton                2001/05/25    EPROM:  SD01.04B41        PROGRAM: UA-9900.31
9640                                01/08/98                  12/28/00

                                                              TABLE: UT-9901.10
                                                              05/31/00
------------------------------------------------------------------------------------------

CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
================================================================================

------------------------------------------------------------------------------------------
      TERMINAL        CERTIFICATE          HARDWARE                SOFTWARE VERSION
     DESCRIPTION        ON DATE
------------------------------------------------------------------------------------------
Triton                2001/06/06    EPROM ND01.004B41         PROG. NA-9900.11
MAKO                                                          TABLE: nt-0003.04
                                                              LOAD: ND 990014.09
                                                              UPDATE: NAT-9901.08
------------------------------------------------------------------------------------------
Triton                1998/08/05    EPROM SD01.004B41         Prog. UA-9900.02   10/01/98
Mini-Cash ATM                       10/01/98                  Table UT-9901.01   10/07/98
------------------------------------------------------------------------------------------
WinCor Nixdorf        2000/05/02    Windows NT O/S            v1.4.4 (TCS) (2050)
2050 Tlink/NT
------------------------------------------------------------------------------------------

Wincor Nixdorf (IBM)  2001/05/01                              The version number is 2.3.8
Procash Compact
with EPP                                                      The product name is
P166 CPU Bettle L                                             ATLink/NT; some people call
model                                                         it simply ATLink
------------------------------------------------------------------------------------------
Wincor Nixdorf (IBM)  2001/07/06                              The version number is 2.3.13
Procash Compact                                               (Casino Module)
with EPP                                                      The product name is
P166 CPU Bettle                                               ATLink/NT; some people call
L model                                                       it simply ATLink
------------------------------------------------------------------------------------------
Wincor Nixdorf        1999/07/29    Windows NT O/S            v1.4.4 (TCS)
Pro Compact
TLink/NT
------------------------------------------------------------------------------------------
WRGS - Version 100    2001/09/21    Class___V22L              EPROM: ICE6KML403
------------------------------------------------------------------------------------------

De-certified Asynchronous Dial Connection

These ATM software versions are no longer certified to the network.

----------------------------------------------------------------------------------------
  TERMINAL      DE-CERTIFICATION       SOFTWARE VERSION          OTHER INFORMATION
DESCRIPTION           DATE
----------------------------------------------------------------------------------------
NCR                2001/04/16         NDC+ Dialup           All new dialup MCD2 machines
MCD 2                                                       must use a certified version
                                                            of @tmEase
----------------------------------------------------------------------------------------
Triton             2001/04/30         Prog. NA-9901.10      See new certification on
MAKO                                  003/27/00             2001/06/06

                                      Table NT-0003.04      Prog. NA-9900.11
                                      03/27/00

                                      Load:  ND990014.08    Table NT-0003.04
                                      03/27/00              Load: ND990014.08

                                                            Update: NAT-9901.08
----------------------------------------------------------------------------------------
Triton             2001/09/19         Prog. NA-9901.10      See new certification on
MAKO                                  04/05/99              2001/06/06

                                      Table NT-0003.01      Prog. NA-9900.11
                                      03/03/99

                                      Load:                 Table NT-0003.04
                                                            Load: ND990014.08

                                                            Update: NAT-9901.08
----------------------------------------------------------------------------------------

CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
================================================================================

DataPac 3201 Connection

------------------------------------------------------------------------------------------
      TERMINAL        CERTIFICATE          HARDWARE                SOFTWARE VERSION
     DESCRIPTION        ON DATE
------------------------------------------------------------------------------------------
Diebold               1999/04/24                              STP912EMG v.4.13P
1063
------------------------------------------------------------------------------------------
Diebold               2001/06/06                              TCS OS2_912-4.50.06
1064                                                          CSS 2.33.04
                                                              FTA 01/03/96
                                                              EDC 2.12
------------------------------------------------------------------------------------------
Diebold               1999/03/17    24 volt power supply      OS/2 912 v4.70.02 with CSD02
CSP400
------------------------------------------------------------------------------------------
Diebold               2000/06/07    12 volt power supply      OS/2 912 v.4.70.02
CSP 400
------------------------------------------------------------------------------------------
Fujitsu               1999/10/24                              912 Emu - v3.03.01
7000 Series ATM
------------------------------------------------------------------------------------------
NCR                   1999/10/24                              S41 94.02.00 NDC Native
MCD1 on 3201
------------------------------------------------------------------------------------------
NCR                   1999/10/24                              S41 94.02.00 NDc Native
MCD2 on 3201
------------------------------------------------------------------------------------------
NCR                   2000/05/08                              S41 94.02.00 NDC Native
P40
------------------------------------------------------------------------------------------
Wincor Nixdorf        2000/07/01                              v1.2/20
ProCash Compact                                               912 Emulation
------------------------------------------------------------------------------------------

De-certified Datapac 3201 Connection

These ATMs or ATM software versions are no longer certified to the network.

----------------------------------------------------------------------------------------
  TERMINAL      DE-CERTIFICATION       SOFTWARE VERSION          OTHER INFORMATION
DESCRIPTION           DATE
----------------------------------------------------------------------------------------
NCR                2001/11/30         v7.0.0 NDC Native      No new installs of this
5070                                  v8.0.8 NDC Native      machine will
                                                             be accepted.
----------------------------------------------------------------------------------------
NCR                2001/11/30         v7.0.0 NDC Native      Through the wall version of
5085                                  v8.0.8 NDC Native      the 5070.

                                                             No new installs of this
                                                             machine will be accepted.
----------------------------------------------------------------------------------------

CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
================================================================================

Schedule "B" TCS Network Fees

Part 1: Customer Fees to TCS

The Customer agrees to pay TCS a fee for every complete transaction conducted through its Eligible ABMs attached to the TCS Switch, according to the following rate structure based on transaction volumes and currency type.

a) Canadian currency transactions (Interac)

--------------------------------------------------------------------------------
Total number of complete Cdn transactions per month      Fee per Cdn transaction
--------------------------------------------------------------------------------
[CONFIDENTIAL PORTION DELETED AND FILED                  [CONFIDENTIAL
SEPARATELY WITH THE SECURITIES AND                       PORTION DELETED
EXCHANGE COMMISSION]                                     AND FILED
                                                         SEPARATELY WITH
                                                         THE SECURITIES AND
                                                         EXCHANGE
                                                         COMMISSION]
--------------------------------------------------------------------------------

The above transaction fees will be collected for each and every complete transaction from the Customer's Eligible ABMs at the appropriate tiered rate. The appropriate tiered rate used to calculate the fee will be based on total volume of complete transactions from Eligible ABMs in the preceding calendar month.

The POSHnet transaction fee does not include a usage fee charged by lnterac, which will be billed to the customer monthly based on the previous month's transaction volume.

b) Cirrus, AMEX, Cirrus International

--------------------------------------------------------------------------------
Total number of complete Cirrus, AMEX and Cirrus         Fee per USD transaction
International transactions per month
--------------------------------------------------------------------------------
[CONFIDENTIAL PORTION DELETED AND FILED                  [CONFIDENTIAL
SEPARATELY WITH THE SECURITIES AND                       PORTION DELETED
EXCHANGE COMMISSION]                                     AND FILED
                                                         SEPARATELY WITH
                                                         THE SECURITIES AND
                                                         EXCHANGE
                                                         COMMISSION]
--------------------------------------------------------------------------------

The above transaction fees will be collected for each and every complete transaction from the Customer's Eligible ABMs at the appropriate rate.

c) PLUS

CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
================================================================================

--------------------------------------------------------------------------------
Total number of complete PLUS transactions per           Fee per USD transaction
month
--------------------------------------------------------------------------------
[CONFIDENTIAL PORTION DELETED AND FILED                  [CONFIDENTIAL
SEPARATELY WITH THE SECURITIES AND                       PORTION DELETED
EXCHANGE COMMISSION]                                     AND FILED
                                                         SEPARATELY WITH
                                                         THE SECURITIES AND
                                                         EXCHANGE
                                                         COMMISSION]
--------------------------------------------------------------------------------

The above transaction fees will be collected for each and every complete transaction from the Customer's Eligible ABMs in two payments:

1) At a rate of [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] USD per transaction net off and collected from each transaction's network interchange during of the Customer's daily settlement process. Interchange will be paid as per the Cirrus network Interchange amounts.

2) At the beginning of each calendar month TCS will provide the Customer with a summary report identifying the number of PLUS transactions processed through their Eligible ABMs during the preceding calendar month. TCS, to obtain the remaining [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] USD fee transaction plus the overpayment of [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] USD paid throughout the month, TCS will net off the Customer's network fee settlement each settlement day until full payment has been achieved.

Part 2: TCS Transaction Payments to the Customer

TCS will forward all transaction fees received from the various networks to the Customer, less the TCS fees described in Part 1 above. TCS agrees that it shall not change the transaction fees described below unless such change is as a result of a system wide change to the fee structure by Interac, Bank of Montreal, Circuit, Cirrus or Cirrus International. All amounts expressed in USD will be settles in Canadian dollars at an exchange rate set by the Settlement Agent.

CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
================================================================================

--------------------------------------------------------------------------------
                  Interac    Cirrus/Amex     Cirrus Intl    PLUS Intl     PLUS
--------------------------------------------------------------------------------
Complete [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]
--------------------------------------------------------------------------------

On each Business Day, TCS shall pay the Customer an amount equivalent to fees collected from the networks, less its fees described in Part 1 above, for each complete transaction processed by TCS's Switch on the previous Business Day.

CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
================================================================================

Schedule "C" Support Processes and Services

Service Offering #1

For each Eligible ABM enrolled in the optional Support Processes and Services fee based service, TCS will provide:

1800 Phone support

TCS will provide a 1 800 phone service to support the network of Eligible ABMs installed by the Customer and will act as the first line support agent for network support calls. Such 1 800 phone dispatch will be available 24 hours a day, seven days a week 365 days a year.

TCS will receive calls from the Customer. We will act upon these calls and also act upon information discovered from TCS's network monitoring systems installer for such purpose.

As mutually agreed to by the Parties, TCS will:

(i) telephone, fax or communicate via electronic mail the Customer's appointed Cash Supplier if the Eligible ABM is low on cash;

(ii) telephone, fax or communicate via electronic mail the Customer's appointed service organization for other problems identified with the Customer's Eligible ABM.

TCS will not be responsible for any site visits to resolve a problem call. TCS's support services are limited to problems, which can be identified and resolved by means of electronic remote management of the distributed ABM.

Alert retrieval

For ABMs suitably equipped to perform this function TCS will use its best efforts to accept alerts issued by each ABM operated on behalf of the Customer.

For alerts transmitted to TCS from an ABM operated on behalf of the Customer, TCS will, at its sole discretion:

(a) telephone, fax, pager or communicate via electronic mail the Customer's appointed cash replenishment agent if the Eligible ABM is low on cash;

CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
================================================================================

(b) telephone, fax, pager or communicate via electronic mail the Customer's appointed service organization for other problems identified with the Customer's Eligible ABM.

TCS will not be responsible for any site visits to resolve an alert. TCS's support services are limited to problems, which can be identified and resolved by means of electronic remote management of the distributes ABM.

Service Offering # 2

For an additional fee (as per Schedule 'G' attached hereto ) per Eligible ABM, TCS will perform all of Service Offering #1 plus:

Electronic Journal Retrieval

Periodically retrieve the electronic journal from each ABM operated on behalf of the Customer. Such electronic journal information will be made available to the Customer in electronic format.

CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
================================================================================

Schedule "D" Change Distribution

TCS, at its sole discretion, will make available processes to distribute change to a select number of types of ABMs.

For those ABM types supported, TCS will make available a process for the Customer to distribute change to their Eligible ABMs enrolled in the optional Support Processes and Services fee based service. TCS will, at the Customer's request and using a process put in place by TCS at its sole discretion for such purposes, provide a means to distribute a change to the Customer's Eligible ABM.

The Customer will be charged a fee of [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

Distributing change to the Customer's ABMs is subject to the capabilities of the ABM vendor's software. Some ABMs allow a limited number of operating parameters, which can be alters via a remote distribution agent and changes will only be enabled to those parameters capable of being changed by the ABM vendor's distribution software.

TCS will, at its sole discretion, maintain distribution software at the most current release level of software made available by the ABM vendor for the purpose of distributing changes to their ABMs.

This is subject to the ABM vendor's distribution software operating substantially the same on the then current Switch operating environment and on the then list of Eligible ABMs as detailed in Schedule "A" attached hereto.

CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
================================================================================

Schedule "E" Performance Levels

TCS will maintain the network at these performance levels:

1. The Switch will be available 7 days a week, 24 hours a day, 365 days of the year subject to scheduled maintenance downtime. The Switch will operate at not less than 98% availability excluding these periods of scheduled downtime.

CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
================================================================================

Schedule "F" Fee payable for each ABM installed, moved to a new location, or significantly upgraded by the Customer and attached to TCS's Switch network

A fee of [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] is payable by the Customer for each ABM installed, moved to a new location, or significantly upgraded by the Customer.

The Customer shall be responsible for the pre-production installation .of all parameters and such additional information as is required for the ABM to operate in accordance with TCS's Switch requirements. Such requirements will, from time to time, be communicated to the Customer by TCS.

TCS shall be responsible for ensuring that the Switch has a corresponding ABM master key loaded into the Switch such that financial transactions can be processes from the Customer's ABM.

CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
================================================================================

Schedule "G" Monthly fee per ABM on the TCS Network

For each Eligible ABM enrolled in the optional support processes and services fee based service, detailed in Schedule "C" attached hereto, TCS will charge a monthly fee per ABM, based on the number of ABMs connected to the switch.

Service Offering #1

                           ----------------------------------------------------
                           Number of ABMs                   Monthly Fee per ABM

                           ----------------------------------------------------
                           [CONFIDENTIAL                    [CONFIDENTIAL
                           PORTION DELETED                  PORTION DELETED
                           AND FILED                        AND FILED
                           SEPARATELY                       SEPARATELY WITH
                           WITH THE                         THE SECURITIES AND
                           SECURITIES AND                   EXCHANGE
                           EXCHANGE                         COMMISSION]
                           COMMISSION]
                           ----------------------------------------------------

Service Offering #2

                           ----------------------------------------------------
                           Number of ABMs                   Monthly Fee per ABM

                           ----------------------------------------------------
                           [CONFIDENTIAL                    [CONFIDENTIAL
                           PORTION DELETED                  PORTION DELETED
                           AND FILED                        AND FILED
                           SEPARATELY                       SEPARATELY WITH
                           WITH THE                         THE SECURITIES AND
                           SECURITIES AND                   EXCHANGE
                           EXCHANGE                         COMMISSION]
                           COMMISSION]
                           ----------------------------------------------------

Such fee will be charged by TCS after the Customer's ABM has been installed and activated in TCS's Switch for one calendar month and shall be payable by the Customer on the first business day of each subsequent calendar month for each of the Customer's Eligible ABMs are active in the TCS Switch.

CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
================================================================================

Schedule "H" Daily Reports available to the Customer

Report 006 - Daily Settlement Report

Report 015 - Daily Network Settlement Report

Report 027 - Month-to-date ABM total reports

Report 035 - Total Transactions by Terminal

Report 038 - Daily Surcharge and cash Owner Summary Report

CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
================================================================================

Schedule "I" One-Time Fee for Enrollment in TCS's switch network

[CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
================================================================================

Schedule "J" POSHweb Internet Service

Services Provided

POSHweb Internet Service provides the client with nearly instant access to information about your banking machine or its transactions. POSHweb will allow the user to:

1. Display ABM terminal information (e.g., name, address, surcharge amount, cash owner details and surcharge owner details).

2.    Display the last 10 transactions performed at the ABM.

3.    Download daily reports.

4.    Access POSHnet ABM installation documents and Newsletters.

5. Search a history of transaction details by machine for up to 3 months of machine history.

6.    See the open alerts on ABMs (certain restrictions apply).

7. Search the ABM database by a variety of terminal information (e.g., by terminal ID, by address, by province, by city, by merchant).

8.    Search the transaction database by transaction trace number.

9. Search the transaction database by Cardholder card number (first 4 digits and last 4 digits) and list all transactions performed by a banking machine client on any particular day on any banking machine.

10. Divide the network into sub-networks and allow sub-distributors or merchants limited access to their ABMs in the client's network of machines.

Standard Fee Schedule

For each login name with full service access to POSHweb Internet Service there is a [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].